SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2007
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)
(512) 837-7100
(Registrant’s telephone number, including area code )
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Form of Subscription Agreement
Form of Placement Agent Agreement
Press Release

Item 1.01 Entry Into a Material Definitive Agreement
     On November 29, 2007, Citizens, Inc., a Colorado corporation (the “Company”), entered into definitive subscription agreements (the “Subscription Agreements”) with institutional investors pursuant to which the Company issued and sold an aggregate of 2,682,857 registered shares of its Class A common stock, no par value, at $7.00 per share, through a registered direct offering, for aggregate gross proceeds of $18.8 million, before deducting estimated fees and expenses associated with the offering (the “Offering”). The closing is expected to take place on December 4, 2007, subject to the satisfaction of customary closing conditions. The shares of Class A common stock offered by the Company in this transaction were registered under the Company’s existing shelf registration statement (File No. 333-143518) on Form S-3, which was declared effective by the Securities and Exchange Commission on June 22, 2007.
     The placement agents for the Offering are Oppenheimer & Co. Inc., which is acting as lead placement agent, and KeyBanc Capital Markets Inc. On November 28, 2007, the Company executed a placement agent agreement (the “Placement Agent Agreement”) with Oppenheimer & Co. Inc., as representative of the placement agents. The Company will pay the placement agents an aggregate fee equal to 5.5% of the gross proceeds of the Offering equal to approximately $1,032,900, plus estimated expenses of the Offering equal to approximately $595,000.
     A copy of each of the form of Subscription Agreement, the form of Placement Agent Agreement and the related press release of the Company, dated November 29, 2007, are filed herewith as Exhibits 10.1, 10.2 and 99.1, respectively, and are incorporated herein by reference. The foregoing description of the Offering by the Company and the documents related thereto, is qualified in its entirety by reference to such Exhibits.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:

10.1	Form of Subscription Agreement between the Company and an Investor dated November 29, 2007.

10.2	Form of Placement Agent Agreement by and between the Company and Oppenheimer & Co. Inc., as representative of the placement agents, dated November 28, 2007.

99.1	Press Release of the Company dated November 29, 2007.

SIGNATURE
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

	By:	/s/ Thomas F. Kopetic
Thomas F. Kopetic, Chief Financial Officer

Date: November 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Subscription Agreement between the Company and an Investor dated November 29, 2007.

10.2	Form of Placement Agent Agreement by and between the Company and Oppenheimer & Co. Inc., as representative of the placement agents, dated November 28, 2007.

99.1	Press Release of the Company dated November 29, 2007.